Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Cenovus Energy Inc.
Reporting Year	From:	2023-01-01	To:	2023-12-31	Date Submitted	2024-05-29
Reporting Entity ESTMA Identification Number	E695282	Original Submission

Other Subsidiaries Included (optional field)

For Consolidated Reports - Subsidiary Reporting Entities Included in Report:	E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC

Not Substituted

Attestation by Reporting Entity
In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kam Sandhar		Date	2024-05-29
Position Title	EVP & CFO

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2023-01-01	To:	2023-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Province of Alberta	763,930,000	2,818,420,000	31,900,000	3,614,250,000	Amounts reported include payments to the following departments, agencies, etc:
- Alberta Boilers Safety Association
- Alberta Energy Regulator
- Alberta Environment & Parks
- Government of Alberta
- Alberta Special Areas Board
- Alberta Transportation
- Alberta Minister of Finance
- C-FER Technologies (1999) Inc.
- Kananaskis Improvement District
Canada	Federal Government of Canada		1,536,220,000	16,290,000	570,000					1,553,080,000	Amounts reported include payments to the following departments, agencies, etc: - Receiver General for Canada - Farm Credit Canada - National Research Council Canada - Natural Resources Canada
China	Federal Government of China	234,300,000	82,260,000	360,000	316,920,000	Amounts reported include payments to the following departments, agencies, etc:
- CNOOC China Ltd.
- CNOOC Shenzhen Ltd.
- Shenzhen Offshore Tax Bureau
- Zhanjiang Offshore Oil Tax Bureau
- Zhuhai Municiple Tax Bureau

Note 5
Canada	Province of Saskatchewan	46,510,000	161,490,000	4,160,000	212,160,000	Amounts reported include payments to the following departments, agencies, etc:
- Saskatchewan Ministry of Energy & Resources
- Saskatchewan Finance Revenue Division
- Saskatchewan Ministry of Economy
- Saskatchewan Minister of Finance
- Technical Safety Authority of Saskatchewan
- Water Security Agency

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2023-01-01	To:	2023-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Province of Newfoundland and Labrador				39,910,000					39,910,000	Amounts reported include payments to the following departments, agencies, etc: - Newfoundland Exchequer Account - Government of Newfoundland and Labrador
Canada	Municipality of Wood Buffalo		26,370,000							26,370,000
Canada	Town of Bonnyville		17,840,000							17,840,000
Canada	Province of British Columbia		1,670,000	5,220,000	550,000					7,440,000	Amounts reported include payments to the following departments, agencies, etc: - BC Energy - BC Minister of Finance - BC Oil & Gas Commission - BC Forests - BC Safety Authority
Canada	Rural Municipality of Frenchman Butte		7,320,000		10,000					7,330,000
Canada	Rural Municipality of Eldon		6,230,000		410,000					6,640,000
Canada	Yellowhead County		6,250,000							6,250,000
Canada	County of Grande Prairie		5,970,000		30,000					6,000,000	Amounts reported include payments to the following departments, agencies, etc: - County of Grande Prairie - City of Grande Prairie
Canada	Rural Municipality of Turtle River		5,490,000		50,000					5,540,000
Canada	Municipal District of Greenview		5,280,000		10,000					5,290,000
Canada	Rural Municipality of Britannia		5,210,000							5,210,000
Canada	Mackenzie County		3,750,000							3,750,000
Canada	Thunderchild First Nation				120,000		1,710,000		1,800,000	3,630,000	Amounts reported include payments to the following departments, agencies, etc: - Thunderchild First Nation - Thunderchild Holdings Inc.
Canada	Heart Lake First Nation				80,000		900,000		2,400,000	3,380,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2023-01-01	To:	2023-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Conklin Metis				180,000		760,000		2,400,000	3,340,000	Amounts reported include payments to the following departments, agencies, etc: - Conklin Resource Development - Conklin Community Trust
Canada	County of Vermilion River		3,320,000							3,320,000
Canada	Cold Lake First Nations				200,000		590,000		2,400,000	3,190,000	Amounts reported include payments to the following departments, agencies, etc: - Cold Lake First Nation - Primco Dene Catering Ltd.
Canada	Rural Municipality of Mervin		2,910,000		20,000					2,930,000
Canada	Clearwater County		2,530,000							2,530,000
Canada	Chipewyan Prairie First Nation				90,000		20,000		2,400,000	2,510,000
Canada	Rural Municipality of Paynton		1,790,000		30,000					1,820,000
Canada	Rural Municipality of Wilton		1,680,000		10,000					1,690,000
Canada	Beaver Lake Cree Nation				80,000		300,000		1,200,000	1,580,000	Amounts reported include payments to the following departments, agencies, etc: - Beaver Lake Cree Nation - Peace Hills Trust Company
Canada	Athabasca Chipewyan First Nation				1,060,000		260,000			1,320,000	Amounts reported include payments to the following departments, agencies, etc: - Athabasca Chipewyan First Nation - ACFN DENE Lands & Resource
Canada	Municipal District of Wainwright		1,130,000		10,000					1,140,000	Amounts reported include payments to the following departments, agencies, etc: - MD of Wainwright - Town of Wainwright
Canada	Municipal District of Brazeau		1,120,000							1,120,000
Canada	Chard Metis Nation				80,000				1,000,000	1,080,000
Canada	Municipal District of Provost		970,000							970,000
Canada	Fort McKay First Nation				330,000		630,000			960,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2023-01-01	To:	2023-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Mikisew Cree First Nation				700,000		250,000			950,000	Amounts reported include payments to the following departments, agencies, etc: - Mikisew Cree First Nation - Deloitte Wealth Management Services
Canada	Rural Municipality of Manitou Lake		860,000							860,000
Canada	Municipal District of Opportunity		640,000		20,000					660,000
Canada	Lac La Biche County		580,000							580,000
Canada	Rural Municipality of Hillsdale		540,000							540,000
Canada	Red Deer County		520,000							520,000
Canada	Fort McMurray First Nation				270,000		250,000			520,000
Canada	Lacombe County		490,000							490,000
Canada	County of Wetaskiwin		400,000							400,000
Canada	Northern Rockies Regional Municipality		400,000							400,000
Canada	Fort McKay Metis Nation				160,000		200,000			360,000
Canada	Woodlands County		330,000							330,000
Canada	County of Two Hills		320,000							320,000
Canada	McMurray Metis Local 1935				150,000		160,000			310,000
Canada	Moosomin First Nation						240,000			240,000
Canada	Town of Placentia		230,000							230,000
Canada	County of St Paul		210,000							210,000
Canada	Saulteaux First Nation						200,000			200,000
Canada	Fort Chipewyan Metis Association				90,000		90,000			180,000
Canada	Town of Rainbow Lake		150,000							150,000
Canada	Sunchild First Nation						140,000			140,000
Canada	County of Minburn		120,000							120,000
Canada	Government of Northwest Territories				100,000					100,000

Additional Notes[3]:
(5) Includes payments made in foreign currencies. Where payments have been made in a local currency they have been converted to Canadian dollars using the prevailing exchange rate at the time of payment. The average exchange rates for the period were:
   - $1 CAD: $0.741 USD
   - $1 CAD: 5.244 RMB

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year		From:	2023-01-01	To:	2023-12-31
Reporting Entity Name		Cenovus Energy Inc					Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)	E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E035441 Husky Oil Operations Limited, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC
Payments by Project
Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Canada	Corporate	2,299,760,000		450,000					2,300,210,000
Canada	Christina Lake	17,140,000	1,506,470,000	5,840,000		2,010,000		9,400,000	1,540,860,000
Canada	Foster Creek	18,290,000	1,079,100,000	2,350,000		590,000		2,400,000	1,102,730,000
China	Liwan Gas Project	234,300,000	82,260,000						316,560,000	Note 5
Canada	Lloydminster Thermal Projects	57,470,000	141,620,000	1,650,000		2,140,000		1,800,000	204,680,000
Canada	Sunrise	9,360,000	77,180,000	3,060,000		1,390,000			90,990,000
Canada	Kaybob-Edson	7,680,000	50,040,000	5,550,000					63,270,000	Includes production volume taken in-kind as royalties and are valued at $7,270,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Conventional Heavy Oil	26,800,000	27,140,000	3,710,000					57,650,000	Includes production volume taken in-kind as royalties and are valued at $4,270,000 which is the fair market value based on Cenovus's realized sales price.
Canada	White Rose Oil Field	230,000	14,900,000	40,190,000					55,320,000
Canada	Clearwater	10,580,000	30,500,000	7,770,000		140,000			48,990,000	Includes production volume taken in-kind as royalties and are valued at $7,640,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Elmworth-Wapiti	7,640,000	30,440,000	8,390,000					46,470,000	Includes production volume taken in-kind as royalties and are valued at $8,760,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Rainbow Lake Development	4,330,000	34,960,000						39,290,000	Includes production volume taken in-kind as royalties and are valued at $9,590,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Pelican Lake		6,340,000						6,340,000
Canada	Tucker Thermal Project		1,340,000	640,000					1,980,000
Canada	Telephone Lake			1,200,000		430,000			1,630,000
Canada	Terra Nova Oil Field		1,390,000						1,390,000
Canada	Narrows Lake			580,000					580,000
China	Block 29/26			230,000					230,000	Note 5
China	Block 15/33			100,000					100,000	Note 5
China	Block 16/25			30,000					30,000	Note 5

Additional Notes[3]:
(5) Includes payments made in foreign currencies. Where payments have been made in a local currency they have been converted to Canadian dollars using the prevailing exchange rate at the time of payment. The average exchange rates for the period were:
   - $1 CAD: $0.741 USD
   - $1 CAD: 5.244 RMB